UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): APRIL 14, 2008

ISOLAGEN, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	001-31564	87-0458888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 713-6000

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on March 12, 2008 Isolagen, Inc. (the “Company”) received notice from the American Stock Exchange (“Amex”) notifying the Company that it is not in compliance with Section 1003(a)(i)-(iii) of the Amex Company Guide. The Company was required to submit a plan to Amex by April 14, 2008 outlining the Company’s strategy to bring itself back into compliance by September 14, 2009. The Company submitted a plan of compliance to Amex on April 14, 2008. The Amex staff will make its determination within 45 days of receipt of the plan and will notify the Company of its determination. Under Amex rules, the Company has the right to appeal any determination by Amex to initiate delisting proceedings.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOLAGEN, INC.

Date: April 18, 2008

By: /s/ Todd J. Greenspan
Todd J. Greenspan,
Chief Financial Officer